Exhibit 99.2

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2007
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	43.8%	42.8%	44.3%	45.5%	44.0%
EWP Sales	14.7%	15.3%	14.8%	13.8%	14.7%
General Line Sales	41.5%	41.9%	40.9%	40.7%	41.3%
Total Sales (millions)	$609	$724	$687	$545	$2,564
Depreciation & Amortization (000)	$1,876	$1,860	$1,825	$1,812	$7,373
Capital Spending (000)	$9,676	$2,025	$2,591	$3,837	$18,129

Wood Products
LVL Sales Volume (CCF)	27,341	32,130	27,778	19,195	106,444
I-joist Sales Volume (MELF)	47,220	59,606	47,924	33,325	188,075
Plywood Sales Volume (MSF 3/8”)	383,561	391,958	388,940	346,145	1,510,604
Segment Plywood Sales Volume (MSF 3/8”)	309,765	299,871	305,729	307,468	1,222,833
Veneer Sales Volume (MSF 3/8”)	176,958	193,045	183,785	161,019	714,807
Segment Veneer Net Sales Volume (MSF 3/8”)	15,419	12,617	7,073	1,731	36,840
Lumber Sales Volume (MBF)	56,282	62,756	59,652	52,475	231,165
Particleboard Sales Volume (MSF 3/4”)	37,134	36,581	39,772	37,356	150,843
LVL Mill Net Sales Price ($/CCF)	$1,749	$1,723	$1,685	$1,626	$1,702
I-joist Mill Net Sales Price ($/MELF)	$1,044	$1,035	$1,020	$993	$1,026
Plywood Net Sales Price ($/MSF 3/8”)	$268	$285	$302	$275	$283
Segment Plywood Net Sales Price ($/MSF 3/8”)	$244	$262	$287	$263	$264
Lumber Net Sales Price ($/MBF)	$448	$436	$438	$424	$437
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$321	$334	$304	$311	$317
Depreciation & Amortization (000)	$7,284	$7,569	$7,145	$8,047	$30,045
Capital Spending (000)	$3,118	$3,972	$6,385	$9,983	$23,458

Paper
Commodity UFS Volume (short tons)	250,062	258,014	246,687	239,835	994,598
Premium and Specialty UFS Volume (short tons)	129,914	117,109	116,371	116,584	479,978
Market Pulp Volume (short tons)	23,733	33,010	43,904	45,019	145,666
Medium Volume (short tons)	31,782	33,944	33,562	34,872	134,160
Commodity UFS Mill Net Sales Price ($/short ton)	$818	$828	$848	$850	$836
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$901	$915	$935	$940	$922
Market Pulp Mill Net Sales Price ($/short ton)	$516	$535	$544	$547	$538
Medium Mill Net Sales Price ($/short ton)	$423	$422	$432	$464	$435
Depreciation & Amortization (000)*	$16,573	$16,113	$12,027	$248	$44,961
Capital Spending (000)	$25,442	$31,623	$26,821	$19,468	$103,354

Packaging & Newsprint
Linerboard Sales Volume (short tons)	136,752	141,289	146,313	145,952	570,306
Segment Linerboard Sales Volume (short tons)	65,381	58,768	58,778	56,305	239,232
Corrugated Containers and Sheets Sales Volume (mmsf)	1,634	1,653	1,689	1,633	6,609
Newsprint Sales Volume (short tons)	107,076	102,039	97,356	108,172	414,643
Linerboard Mill Net Sales Price ($/short ton)	$396	$403	$412	$438	$413
Segment Linerboard Mill Net Sales Price ($/short ton)	$375	$379	$385	$418	$389
Corrugated Containers and Sheets Net Sales Price ($/msf)	$51	$51	$53	$55	$53
Newsprint Mill Net Sales Price ($/short ton)	$524	$494	$468	$468	$489
Depreciation & Amortization (000)*	$13,412	$13,891	$10,295	$85	$37,683
Capital Spending (000)	$7,518	$4,072	$10,353	$16,300	$38,243

Total Company
EBITDA (000)**	$73,862	$91,385	$106,576	$76,757	$348,580
Net Debt (000)**	$1,207,724	$1,168,851	$1,156,767	$1,113,440	$1,113,440
Net Debt to last 12 months EBITDA	3.5:1	3.5:1	3.4:1	3.2:1	3.2:1

*In September 2007, we classified the assets in our Paper and Packaging & Newsprint segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets. See appendix for the detail of the decreased depreciation and amortization costs for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007.

**Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2006
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.9%	44.9%	43.4%	43.5%	45.2%
EWP Sales	15.0%	15.6%	16.2%	15.8%	15.7%
General Line Sales	36.1%	39.5%	40.4%	40.7%	39.1%
Total Sales (millions)	$762	$833	$756	$599	$2,950
Depreciation & Amortization (000)	$2,348	$2,404	$2,366	$2,113	$9,231
Capital Spending (000)	$2,206	$2,065	$1,992	$4,263	$10,526

Wood Products
LVL Sales Volume (CCF)	35,429	31,588	31,847	21,688	120,552
I-joist Sales Volume (MELF)	59,311	63,395	56,943	39,281	218,930
Plywood Sales Volume (MSF 3/8”)	409,792	428,436	415,188	361,471	1,614,887
Segment Plywood Sales Volume (MSF 3/8”)	314,821	332,275	316,433	304,102	1,267,631
Veneer Sales Volume (MSF 3/8”)	181,792	193,276	178,063	180,997	734,128
Segment Veneer Net Sales Volume (MSF 3/8”)	20,886	13,376	11,234	11,128	56,624
Lumber Sales Volume (MBF) ^	73,899	76,576	69,018	57,148	276,641
Particleboard Sales Volume (MSF 3/4”)	37,526	43,557	44,864	31,502	157,449
LVL Mill Net Sales Price ($/CCF)	$1,902	$1,916	$1,860	$1,834	$1,896
I-joist Mill Net Sales Price ($/MELF)	$1,097	$1,107	$1,109	$1,104	$1,110
Plywood Net Sales Price ($/MSF 3/8”)	$301	$288	$277	$254	$281
Segment Plywood Net Sales Price ($/MSF 3/8”)	$278	$264	$248	$232	$256
Lumber Net Sales Price ($/MBF)	$509	$498	$462	$440	$478
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$272	$322	$399	$359	$339
Depreciation & Amortization (000)	$6,317	$6,670	$7,065	$7,571	$27,623
Capital Spending (000)	$9,164	$6,233	$7,273	$8,023	$30,693

Paper
Commodity UFS Volume (short tons)	268,699	261,273	237,620	231,170	998,762
Premium and Specialty UFS Volume (short tons)	124,471	124,682	124,901	124,368	498,422
Market Pulp Volume (short tons)	35,103	31,851	20,193	24,580	111,727
Medium Volume (short tons)	33,177	33,698	35,259	30,336	132,470
Commodity UFS Mill Net Sales Price ($/short ton)	$697	$753	$807	$824	$767
Premium and Specialty UFS Mill Net Sales Price ($/short ton)	$855	$865	$887	$884	$873
Market Pulp Mill Net Sales Price ($/short ton)	$386	$420	$477	$514	$440
Medium Mill Net Sales Price ($/short ton)	$343	$388	$418	$419	$392
Depreciation & Amortization (000)	$14,617	$15,453	$15,711	$16,550	$62,331
Capital Spending (000)	$17,439	$20,446	$20,060	$27,530	$85,475

Packaging & Newsprint
Linerboard Sales Volume (short tons)	130,324	139,046	144,777	140,264	554,411
Segment Linerboard Sales Volume (short tons)	75,856	62,050	65,145	63,414	266,465
Corrugated Containers and Sheets Sales Volume (mmsf)	1,504	1,755	1,705	1,635	6,599
Newsprint Sales Volume (short tons)	100,595	97,243	108,689	104,321	410,848
Linerboard Mill Net Sales Price ($/short ton)	$332	$377	$403	$396	$378
Segment Linerboard Mill Net Sales Price ($/short ton)	$318	$354	$383	$374	$355
Corrugated Containers and Sheets Net Sales Price ($/msf)	$47	$49	$52	$52	$50
Newsprint Mill Net Sales Price ($/short ton)	$529	$546	$533	$525	$533
Depreciation & Amortization (000)	$12,072	$12,685	$12,770	$13,288	$50,815
Capital Spending (000)†	$7,047	$5,116	$3,812	$7,566	$23,541

Total Company
EBITDA (000)*	$69,416	$97,634	$103,747	$68,339	$339,136
Net Debt (000)*	$1,319,854	$1,265,081	$1,199,024	$1,171,931	$1,171,931
Net Debt to last 12 months EBITDA	3.7:1	3.6:1	3.5:1	3.5:1	3.5:1

^ Jackson lumber sales volume included.

†Capital spending presented does not include the $42,609,000 cash paid for the purchase of the assets of Central Texas Corrugated in Waco, Texas.

*Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

Appendix

Reconciliation of Non-GAAP Financial Measures and Other Information

(000)

In September 2007, we classified the assets in our Paper and Packaging & Newsprint segments as well as some of the assets in our Corporate and Other segment as “held for sale” and stopped depreciating and amortizing the assets. The decreased depreciation and amortization costs are listed below for the three months ended September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

			2007
	Q1	Q2	Q3	Q4	YTD

Paper	$—	$—	$5,418	$16,276	$21,694
Packaging & Newsprint	—	—	4,759	14,344	19,103
Corporate and other	—	—	224	804	1,028
	$—	$—	$10,401	$31,424	$41,825

EBITDA represents income before interest (interest expense, interest income, and changes in fair value of interest rate swaps), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income to EBITDA for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

	2007
	Q1	Q2	Q3	Q4	YTD

Net income	$10,537	$28,898	$49,165	$39,097	$127,697
Change in the fair value of interest rate swaps	—	(5,395)	—	1,662	(3,733)
Interest expense	22,343	24,352	23,356	26,751	96,802
Interest income	(601)	(642)	(1,274)	(1,566)	(4,083)
Income tax provision	1,223	3,450	3,056	259	7,988
Depreciation, amortization, and depletion	40,360	40,722	32,273	10,554	123,909
EBITDA	$73,862	$91,385	$106,576	$76,757	$348,580

The following table reconciles net income to EBITDA for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006, and for the year ended December 31, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Net income	$1,969	$31,194	$36,366	$2,042	$71,571
Interest expense	30,176	28,610	28,400	25,218	112,404
Interest income	(604)	(934)	(909)	(1,334)	(3,781)
Income tax provision	1,218	305	616	1,492	3,631
Depreciation, amortization, and depletion	36,657	38,459	39,274	40,921	155,311
EBITDA	$69,416	$97,634	$103,747	$68,339	$339,136

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents.  It excludes restricted cash held for bond redemption and a note payable to a related party.  The following table reconciles total debt to net debt at March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007:

	2007
	Q1	Q2	Q3	Q4	YTD

Short-term borowings	$—	$—	$—	$10,500	$10,500
Current portion long-term debt	—	5,250	257,250	47,250	47,250
Long-term debt, less current portion	1,273,900	1,238,438	1,165,125	1,113,313	1,113,313
Total debt	1,273,900	1,243,688	1,422,375	1,171,063	1,171,063
Less cash and cash equivalents	(66,176)	(74,837)	(65,608)	(57,623)	(57,623)
Less restricted cash held for bond redemption	—	—	(200,000)	—	—
Net debt	$1,207,724	$1,168,851	$1,156,767	$1,113,440	$1,113,440

The following table reconciles total debt to net debt at March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006:

	2006
	Q1	Q2	Q3	Q4	YTD

Short-term borrowings	$—	$—	$—	$3,200	$3,200
Long-term debt	1,458,200	1,345,000	1,258,900	1,213,900	1,213,900
Note payable to related party, net	276,134	278,637	279,916	—	—
Total debt	1,734,334	1,623,637	1,538,816	1,217,100	1,217,100
Less note payable to related party, net	(276,134)	(278,637)	(279,916)	—	—
Less cash and cash equivalents	(138,346)	(79,919)	(59,876)	(45,169)	(45,169)
Net debt	$1,319,854	$1,265,081	$1,199,024	$1,171,931	$1,171,931